UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00043

Deutsche Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

 Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2015

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2015

Annual Report
to Shareholders

Deutsche Capital Growth Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

12 Performance Summary

15 Investment Portfolio

21 Statement of Assets and Liabilities

23 Statement of Operations

24 Statement of Changes in Net Assets

25 Financial Highlights

32 Notes to Financial Statements

43 Report of Independent Registered Public Accounting Firm

44 Information About Your Fund's Expenses

46 Tax Information

47 Advisory Agreement Board Considerations and Fee Evaluation

52 Board Members and Officers

57 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

Perhaps the most persistent question is when the Federal Reserve Board will start raising short-term interest rates. Monetary tightening has been widely expected for months, but the timing remains unclear. Whether increases begin in late 2015 or at some point in 2016, analysts agree that the process is likely to be "low and slow." So, while yields on core government bonds are likely to pick up, we don’t expect it will be by very much.

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 14 for more complete performance information.

Management Process

In choosing stocks, portfolio management begins by utilizing proprietary quantitative models to rank stocks based on a number of factors, including valuation and profitability. Portfolio management also applies fundamental factors to seek to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. Portfolio management will normally sell a security when it believes the potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund’s emphasis on a given industry.

Deutsche Capital Growth Fund produced a total return of 4.78% during the 12-month period ended September 30, 2015, outperforming the 3.17% return of the benchmark, the Russell 1000® Growth Index, as well as the 1.36% average return for the funds in its Morningstar peer group, Large Growth Funds. The fund has also finished ahead of its peer group in the three-, five- and 10-year periods ended on the same date.

While the benchmark finished the period with a positive return, the modest gain fails to provide a full illustration of the shifting market conditions that occurred throughout the year. From the beginning of the period through the end of June, the U.S. stock market rose in a gradual but steady fashion due to the combination of improving economic growth, accommodative U.S. Federal Reserve Board (the Fed) policy and rising merger and acquisition activity. These factors contributed to a hearty appetite for risk among investors, enabling the market to achieve a series of all-time highs throughout the spring.

The positive backdrop shifted in the final three months of the period ended September 30, 2015, however, causing the Russell 1000 Growth Index to suffer a loss of 5.29% in this interval. The rising potential for Fed rate increases, together with a renewed downturn in oil, initially took the steam out of the market during the early summer. In August, the stocks weakened further following China’s decision to devalue its currency — a move that put a spotlight on the potential for slowing growth in the country. In combination with economic turmoil elsewhere in the emerging markets, the news out of China fueled fears that the global economy may slip into a recession. Despite these headwinds, the Russell 1000 Growth Index nonetheless closed with a gain on the strength of its rally in the first half of the period.

Fund Performance

As is typically the case given our bottom-up approach, individual stock selection was the primary factor in our outperformance of the past 12 months. We delivered the best results in the information technology, health care and consumer discretionary sectors, which more than offset the impact of weaker performance in materials and financials.

The fund’s performance was helped by having five stocks taken over during the annual period. Four of these — Omnicare, Inc.,* NPS Pharmaceuticals, Inc.,* Allergan PLC. and CareFusion Corp.* — are health care stocks, which accounts for a large portion of our outperformance within that sector. The fifth, Pall Corp.,* is an industrial company that provides filtration and fluid control solutions. When discussing the impact of merger and acquisition activity on fund performance, it’s important to keep in mind that we don’t invest with the goal of identifying stocks that are likely to benefit from takeovers. However, we believe the buyouts of multiple portfolio holdings are a natural result of our focus on the types of faster-growing companies that can become attractive targets for corporate buyers at a time of slow global growth.

* Not held in the portfolio as of September 30, 2015.

"We continue to find an abundance of stock-specific opportunities in companies that we believe are positioned to benefit from positive product stories and longer-term, secular growth themes."

Our stock picks performed very well within the technology sector, led by our position in Palo Alto Networks, Inc. We identified Palo Alto as a likely winner in the security space in early 2014, and the company has indeed experienced robust growth amid the rapidly rising demand for Internet and data security solutions. This same trend propelled the shares of Avago Technologies Ltd., a provider of Internet security software. The fund’s performance in technology was also boosted by our positions in Visa, Inc., Cognizant Technology Solutions Corp. and Adobe Systems Inc., among several others. We continue to favor the technology sector, where we see longer-term strength in important growth themes such as mobility, security and cloud computing. This growth-oriented approach worked well during the past year, as it enabled us to identify a number of winners within the sector.

In the consumer discretionary sector, the fund’s performance was helped by our positions in companies that are benefiting from their domestic focus at a time of stronger relative growth in the United States, such as L Brands, Inc., O'Reilly Automotive, Inc. and Home Depot, Inc. Elsewhere in the consumer discretionary sector, Amazon.com, Inc. delivered substantial outperformance after robust growth in its cloud-computing segment provided a boost to its earnings. The athletic apparel maker NIKE, Inc., which reported better-than-expected second-quarter growth across all geographies despite potentially challenging economic conditions, was an additional winner for the fund.

We had our share of detractors during the year, of course, but our underperformers were largely the result of company-specific developments rather than any broader themes. Mead Johnson Nutrition Co., which generates a substantial portion of its revenues from China, experienced what we believe is short-term underperformance associated with the broader weakness across virtually all stocks with China exposure. On a longer-term basis, we believe that rising incomes across the emerging markets can fuel continued growth in the demand for baby formula. In the energy sector, we lost some ground through our position in Pioneer Natural Resources Co.,* which came under pressure due to the weakness in the prices of oil and natural gas. Our position in the oil services company Halliburton Co.* also finished with a negative return due to concerns that larger production companies will respond to lower energy prices by curtailing their spending. While we continue to hold a positive view on the energy stocks we hold in the portfolio, we reduced the fund’s weighting in the sector due to the heightened level of risk and the potential for slower earnings growth. The decline in energy prices also weighed on our investment in the rail operator Norfolk Southern Corp., which underperformed due to declining shipments of coal and other energy-related freight.

* Not held in the portfolio as of September 30, 2015.

Outlook and Positioning

We continue to focus on generating longer-term outperformance through the quality of our individual stock selection, rather than trying to boost short-term returns by taking on undue risk. Our emphasis on stocks with reliable earnings led us to tilt the portfolio toward companies with exposure to the domestic economy over those reliant on overseas growth trends and/or the direction of commodity prices. We also saw favorable trends for select companies within the industrials sector, but we focused on companies that we believe can generate organic growth over those whose earnings are more strongly linked with broader economic growth trends.

Ten Largest Equity Holdings at September 30, 2015 (31.8% of Net Assets)
1. Apple, Inc. Designs, manufactures and markets personal computing and mobile communication devices	5.8%
2. Google, Inc. Provides a Web-based search engine	4.2%
3. Amazon.com, Inc. Online retailer; sells books, music and videotapes	3.3%
4. Walt Disney Co. Creator of theme parks and motion pictures	3.1%
5. Home Depot, Inc. Home improvement retailer that sells building materials and home improvement products	2.9%
6. NIKE, Inc. Designs, develops and markets athletic footwear, apparel, equipment and accessory products	2.7%
7. Visa, Inc. Operates a retail electronic payments network and manages global financial services	2.7%
8. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	2.4%
9. Facebook, Inc. Operates a social networking Web site	2.4%
10. Celgene Corp. Global biopharmaceutical company	2.3%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 57 for contact information.

Health care is another area where we found an abundance of companies that are attractive on a bottom-up basis, but we have a slightly different mix in the sector than we have had in the past. During the first six months of 2015, we reduced the strategy’s weighting in biotechnology and rotated into lower-risk areas of the sector. While we believed many large-cap biotechs continued to offer compelling valuations, we felt the risks were increasing steadily as the sector’s performance ran well above the broader market in early 2015. This move proved well-timed, as biotechnology stocks indeed weakened in the final three months of the period.

Given the potential for further disruptions related to events in the emerging markets, we retain a cautious outlook as we move toward year-end. Still, we think the markets may have overshot to the downside during the third-quarter sell-off. Macroeconomic headwinds have been largely factored into earnings estimates, which leaves room for upside surprises on that front — particularly now that the U.S. dollar appears to have stabilized. The U.S. economy also remains in healthy shape despite the difficulties overseas, highlighted by low unemployment and robust consumer spending. With this as the backdrop, we continue to find an abundance of stock-specific opportunities in companies that we believe are positioned to benefit from positive product stories and longer-term, secular growth themes.

Portfolio Management Team

Owen Fitzpatrick, CFA, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2009.

— Joined Deutsche Asset & Wealth Management in 1995.

— Prior to his current role as Head of US Equity, he was Managing Director of Deutsche Bank Private Wealth Management, head of US Equity Strategy, manager of the US large cap core, value and growth portfolios, member of the US Investment Committee and head of the Equity Strategy Group.

— Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank, he managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously he served as a portfolio manager at Manufacturer's Hanover Trust Company.

— BA and MBA, Fordham University.

Thomas M. Hynes, Jr., CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2009.

— Joined Deutsche Asset & Wealth Management in 1995, served in DB Private Wealth Management from 1995–2004; served as US equity portfolio manager at Citigroup Asset Management from 2004–2007; rejoined Deutsche Asset Management in 2007.

— Portfolio manager for US Large Cap Equity: New York.

— BS, Fordham University.

Brendan O'Neill, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2009.

— Joined Deutsche Asset & Wealth Management in 2000.

— Equity Research Analyst from 2001–2009.

— Portfolio Manager for US Large Cap Equities: New York.

— BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell 1000 Growth Index tracks those stocks in the Russell 1000® Index with higher price-to-book ratios and higher forecasted-growth values. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Large Growth Funds category includes funds that focus on the stocks of companies in rapidly expanding industries and that are projected to grow faster than other large-cap stocks.

Large-growth funds invest in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value and cash flow) and high valuations (high price ratios and low dividend yields). Most of these portfolios focus on companies in rapidly expanding industries.

Overweight means a fund holds a higher weighting in a given sector or stock compared with its benchmark index. Underweight means a fund holds a lower weighting in a given sector or stock.

Contribution incorporates both a stock’s total return and its weighting in the fund.

Performance Summary September 30, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
Unadjusted for Sales Charge	4.78%	13.18%	7.06%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–1.24%	11.85%	6.43%
Russell 1000® Growth Index†	3.17%	14.47%	8.09%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
Unadjusted for Sales Charge	3.80%	12.12%	6.26%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	1.15%	11.99%	6.26%
Russell 1000® Growth Index†	3.17%	14.47%	8.09%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
Unadjusted for Sales Charge	3.95%	12.30%	6.22%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.95%	12.30%	6.22%
Russell 1000® Growth Index†	3.17%	14.47%	8.09%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
No Sales Charges	4.35%	12.81%	6.73%
Russell 1000® Growth Index†	3.17%	14.47%	8.09%
Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 9/30/15
No Sales Charges		4.85%	3.87%
Russell 1000® Growth Index†		3.17%	3.87%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
No Sales Charges	5.04%	13.48%	7.34%
Russell 1000® Growth Index†	3.17%	14.47%	8.09%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
No Sales Charges	5.05%	13.52%	7.42%
Russell 1000® Growth Index†	3.17%	14.47%	8.09%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2015 are 0.98%, 1.97%, 1.78%, 1.38%, 0.60%, 0.72% and 0.71% for Class A, Class B, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Capital Growth Fund — Class A ■ Russell 1000 Growth Index†

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on August 25, 2014. The performance shown for the index is for the time period of August 31, 2014 through September 30, 2015, which is based on the performance period of the life of Class R6.

† The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

	Class A	Class B	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
9/30/15	$ 71.63	$ 64.81	$ 64.74	$ 70.94	$ 72.01	$ 72.29	$ 72.24
9/30/14	$ 79.28	$ 73.27	$ 73.12	$ 78.80	$ 79.89	$ 79.94	$ 79.89
Distribution Information as of 9/30/15
Income Dividends, Twelve Months	$ .10	$ —	$ —	$ —	$ .42	$ .32	$ .32
Capital Gain Distributions, Twelve Months	$ 11.04	$ 11.04	$ 11.04	$ 11.04	$ 11.04	$ 11.04	$ 11.04

Investment Portfolio as of September 30, 2015

	Shares	Value ($)

Common Stocks 99.3%
Consumer Discretionary 21.7%
Auto Components 0.5%
BorgWarner, Inc.	198,046	8,236,733
Hotels, Restaurants & Leisure 1.7%
Bloomin' Brands, Inc.	117,997	2,145,186
Brinker International, Inc.	282,226	14,864,843
Las Vegas Sands Corp.	217,465	8,257,146
		25,267,175
Household Durables 0.5%
Jarden Corp.*	151,986	7,429,076
Internet & Catalog Retail 3.3%
Amazon.com, Inc.*	98,197	50,266,062
Media 4.5%
Twenty-First Century Fox, Inc. "A"	779,984	21,043,968
Walt Disney Co.	464,218	47,443,080
		68,487,048
Specialty Retail 7.1%
Dick's Sporting Goods, Inc.	279,555	13,868,724
Home Depot, Inc.	375,375	43,352,059
L Brands, Inc.	356,103	32,095,563
O'Reilly Automotive, Inc.*	75,252	18,813,000
		108,129,346
Textiles, Apparel & Luxury Goods 4.1%
NIKE, Inc. "B"	339,202	41,711,670
VF Corp.	299,531	20,431,009
		62,142,679
Consumer Staples 10.2%
Beverages 1.8%
PepsiCo., Inc.	290,485	27,392,735
Food & Staples Retailing 2.4%
Costco Wholesale Corp.	165,819	23,972,453
Rite Aid Corp.*	1,979,280	12,014,229
		35,986,682
Food Products 4.8%
Blue Buffalo Pet Products, Inc.*	19,154	343,048
Mead Johnson Nutrition Co.	296,260	20,856,704
Mondelez International, Inc. "A"	392,531	16,435,273
The JM Smucker Co.	67,594	7,711,800
The WhiteWave Foods Co.*	686,287	27,554,423
		72,901,248
Personal Products 1.2%
Estee Lauder Companies, Inc. "A"	226,566	18,279,345
Energy 1.4%
Oil, Gas & Consumable Fuels
Concho Resources, Inc.*	131,828	12,958,693
Valero Energy Corp.	132,214	7,946,061
		20,904,754
Financials 4.8%
Banks 0.4%
SVB Financial Group*	56,893	6,573,417
Capital Markets 2.3%
Affiliated Managers Group, Inc.*	85,340	14,592,287
Ameriprise Financial, Inc.	98,815	10,783,681
Charles Schwab Corp.	356,479	10,181,040
		35,557,008
Consumer Finance 1.1%
Capital One Financial Corp.	230,867	16,742,475
Diversified Financial Services 1.0%
Intercontinental Exchange, Inc.	61,240	14,390,788
Health Care 16.6%
Biotechnology 6.9%
Alexion Pharmaceuticals, Inc.*	69,785	10,913,676
Celgene Corp.*	326,146	35,279,213
Cepheid, Inc.*	171,364	7,745,653
Gilead Sciences, Inc.	377,510	37,067,707
Medivation, Inc.*	336,493	14,300,952
		105,307,201
Health Care Equipment & Supplies 1.4%
Becton, Dickinson & Co.	58,121	7,710,332
St. Jude Medical, Inc.	217,718	13,735,829
		21,446,161
Health Care Providers & Services 3.4%
Cigna Corp.	199,076	26,879,241
HCA Holdings, Inc.*	79,727	6,167,681
McKesson Corp.	97,765	18,089,458
		51,136,380
Life Sciences Tools & Services 1.6%
Thermo Fisher Scientific, Inc.	200,608	24,530,346
Pharmaceuticals 3.3%
Allergan PLC*	120,476	32,746,582
Shire PLC (ADR)	83,008	17,035,732
		49,782,314
Industrials 11.0%
Aerospace & Defense 2.9%
BE Aerospace, Inc.	194,963	8,558,876
Boeing Co.	214,472	28,085,108
TransDigm Group, Inc.*	34,276	7,280,565
		43,924,549
Commercial Services & Supplies 1.0%
Stericycle, Inc.*	113,210	15,771,285
Electrical Equipment 2.0%
Acuity Brands, Inc.	42,446	7,452,669
AMETEK, Inc.	428,910	22,440,571
		29,893,240
Industrial Conglomerates 2.8%
Danaher Corp.	189,506	16,147,806
General Electric Co.	270,984	6,834,217
Roper Technologies, Inc.	130,400	20,433,680
		43,415,703
Machinery 1.1%
Dover Corp.	122,529	7,006,208
Parker-Hannifin Corp.	104,505	10,168,337
		17,174,545
Road & Rail 1.2%
Norfolk Southern Corp.	231,461	17,683,620
Information Technology 28.6%
Communications Equipment 1.1%
Palo Alto Networks, Inc.*	96,931	16,672,132
Internet Software & Services 7.3%
Facebook, Inc. "A"*	401,377	36,083,792
Google, Inc. "C"*	101,524	63,282,096
LinkedIn Corp. "A"*	66,130	12,573,297
		111,939,185
IT Services 4.7%
Cognizant Technology Solutions Corp. "A"*	244,299	15,295,560
MasterCard, Inc. "A"	89,257	8,043,841
PayPal Holdings, Inc.*	208,043	6,457,655
Visa, Inc. "A" (a)	598,575	41,696,734
		71,493,790
Semiconductors & Semiconductor Equipment 2.5%
Analog Devices, Inc.	133,814	7,548,448
Avago Technologies Ltd.	105,863	13,233,934
Broadcom Corp. "A"	146,449	7,531,872
NXP Semiconductors NV*	117,332	10,216,097
		38,530,351
Software 6.1%
Adobe Systems, Inc.*	302,216	24,848,200
Microsoft Corp.	714,526	31,624,921
Oracle Corp.	523,819	18,920,342
Salesforce.com, Inc.*	242,147	16,812,266
		92,205,729
Technology Hardware, Storage & Peripherals 6.9%
Apple, Inc.	795,958	87,794,168
EMC Corp.	360,620	8,712,579
Western Digital Corp.	106,862	8,489,117
		104,995,864
Materials 3.4%
Chemicals 2.9%
Dow Chemical Co.	332,444	14,095,626
Ecolab, Inc.	204,063	22,389,792
PPG Industries, Inc.	97,512	8,550,827
		45,036,245
Construction Materials 0.5%
Vulcan Materials Co.	83,546	7,452,303
Telecommunication Services 1.0%
Diversified Telecommunication Services
Level 3 Communications, Inc.*	163,008	7,121,819
Zayo Group Holdings, Inc.*	333,283	8,452,057
		15,573,876
Utilities 0.6%
Water Utilities
American Water Works Co., Inc.	157,619	8,681,655
Total Common Stocks (Cost $1,067,450,948)		1,511,333,045

Convertible Preferred Stocks 0.2%
Health Care 0.1%
Allergan PLC, Series A, 5.5%	1,900	1,792,574
Industrials 0.1%
Stericycle, Inc., Series A, 5.25%	5,000	508,600
Total Convertible Preferred Stocks (Cost $2,400,000)		2,301,174

Securities Lending Collateral 1.6%
Daily Assets Fund Institutional, 0.17% (b) (c) (Cost $25,116,000)	25,116,000	25,116,000

Cash Equivalents 0.5%
Central Cash Management Fund, 0.12% (b) (Cost $7,688,174)	7,688,174	7,688,174
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,102,655,122)†	101.6	1,546,438,393
Other Assets and Liabilities, Net	(1.6)	(23,729,608)
Net Assets	100.0	1,522,708,785

* Non-income producing security.

† The cost for federal income tax purposes was $1,103,558,824. At September 30, 2015, net unrealized appreciation for all securities based on tax cost was $442,879,569. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $490,329,700 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $47,450,131.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2015 amounted to $24,994,008, which is 1.6% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 1,511,333,045	$ —	$ —	$ 1,511,333,045
Convertible Preferred Stocks (d)	2,301,174	—	—	2,301,174
Short-Term Investments (d)	32,804,174	—	—	32,804,174
Total	$ 1,546,438,393	$ —	$ —	$ 1,546,438,393

There have been no transfers between fair value measurement levels during the year ended September 30, 2015.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of September 30, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,069,850,948) — including $24,994,008 of securities loaned	$ 1,513,634,219
Investment in Daily Assets Fund Institutional (cost $25,116,000)*	25,116,000
Investment in Central Cash Management Fund (cost $7,688,174)	7,688,174
Total investments in securities, at value (cost $1,102,655,122)	1,546,438,393
Receivable for investments sold	6,794,016
Receivable for Fund shares sold	1,342,503
Dividends receivable	932,071
Interest receivable	785
Other assets	38,262
Total assets	1,555,546,030
Liabilities
Payable upon return of securities loaned	25,116,000
Payable for Fund shares redeemed	6,157,772
Accrued management fee	597,306
Accrued Trustees' fees	6,624
Other accrued expenses and payables	959,543
Total liabilities	32,837,245
Net assets, at value	$ 1,522,708,785
Net Assets Consist of
Undistributed net investment income	6,582,937
Net unrealized appreciation (depreciation) on investments	443,783,271
Accumulated net realized gain (loss)	161,405,850
Paid-in capital	910,936,727
Net assets, at value	$ 1,522,708,785

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2015 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($579,165,910 ÷ 8,085,465 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 71.63
Maximum offering price per share (100 ÷ 94.25 of $71.63)	$ 76.00

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($407,470 ÷ 6,287 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 64.81

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($27,940,488 ÷ 431,607 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 64.74
Class R Net Asset Value, offering and redemption price per share ($6,666,852 ÷ 93,979 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 70.94
Class R6 Net Asset Value, offering and redemption price per share ($14,487 ÷ 201.18 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 72.01
Class S Net Asset Value, offering and redemption price per share ($692,912,021 ÷ 9,584,797 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 72.29
Institutional Class Net Asset Value, offering and redemption price per share ($215,601,557 ÷ 2,984,332 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 72.24

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended September 30, 2015
Investment Income
Income: Dividends	$ 20,012,087
Interest	31,669
Income distributions — Central Cash Management Fund	10,449
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	115,406
Total income	20,169,611
Expenses: Management fee	7,509,173
Administration fee	1,625,657
Services to shareholders	2,155,634
Distribution and service fees	1,808,718
Custodian fee	25,466
Professional fees	124,308
Reports to shareholders	104,026
Registration fees	104,860
Trustees' fees and expenses	65,571
Other	58,293
Total expenses before expense reductions	13,581,706
Expense reductions	(2,872)
Total expenses after expense reductions	13,578,834
Net investment income (loss)	6,590,777
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	162,292,460
Change in net unrealized appreciation (depreciation) on investments	(91,157,063)
Net gain (loss)	71,135,397
Net increase (decrease) in net assets resulting from operations	$ 77,726,174

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended September 30,
	2015	2014
Operations: Net investment income (loss)	$ 6,590,777	$ 4,232,597
Net realized gain (loss)	162,292,460	213,698,884
Change in net unrealized appreciation (depreciation)	(91,157,063)	57,922,962
Net increase (decrease) in net assets resulting from operations	77,726,174	275,854,443
Distributions to shareholders from: Net investment income: Class A	(747,574)	(1,678,596)
Class R6	(364)	—
Class S	(2,782,906)	(3,697,546)
Institutional Class	(797,990)	(1,246,356)
Net realized gains: Class A	(82,827,026)	(35,230,544)
Class B	(206,827)	(199,004)
Class C	(3,999,990)	(1,744,132)
Class R	(995,804)	(407,962)
Class R6	(9,678)	—
Class S	(97,289,874)	(40,091,468)
Institutional Class	(27,199,152)	(12,364,455)
Total distributions	(216,857,185)	(96,660,063)
Fund share transactions: Proceeds from shares sold	131,662,702	80,522,736
Reinvestment of distributions	206,402,790	89,350,921
Payments for shares redeemed	(229,729,395)	(257,153,591)
Net increase (decrease) in net assets from Fund share transactions	108,336,097	(87,279,934)
Increase (decrease) in net assets	(30,794,914)	91,914,446
Net assets at beginning of year	1,553,503,699	1,461,589,253
Net assets at end of period (including undistributed net investment income of $6,582,937 and $4,323,029, respectively)	$ 1,522,708,785	$ 1,553,503,699

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Years Ended September 30,
Class A	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 79.28	$ 70.56	$ 60.83	$ 46.90	$ 48.32
Income (loss) from investment operations: Net investment income (loss)[a]	.20	.10	.60	.20	.15[c]
Net realized and unrealized gain (loss)	3.29	13.31	9.63	13.91	(1.43)
Total from investment operations	3.49	13.41	10.23	14.11	(1.28)
Less distributions from: Net investment income	(.10)	(.21)	(.50)	(.18)	(.14)
Net realized gains	(11.04)	(4.48)	—	—	—
Total distributions	(11.14)	(4.69)	(.50)	(.18)	(.14)
Net asset value, end of period	$ 71.63	$ 79.28	$ 70.56	$ 60.83	$ 46.90
Total Return (%)[b]	4.78	19.65	16.97	30.17	(2.71)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	579	604	569	572	521
Ratio of expenses (%)	.97	.98	1.01	1.02	1.04
Ratio of net investment income (loss) (%)	.27	.14	.94	.36	.27[c]
Portfolio turnover rate (%)	44	41	31	27	48

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.17% of average daily net assets for the year ended September 30, 2011.

	Years Ended September 30,
Class B	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 73.27	$ 65.97	$ 56.92	$ 44.16	$ 45.78
Income (loss) from investment operations: Net investment income (loss)[a]	(.46)	(.60)	.03	(.31)	(.29)[d]
Net realized and unrealized gain (loss)	3.04	12.38	9.02	13.07	(1.33)
Total from investment operations	2.58	11.78	9.05	12.76	(1.62)
Less distributions from: Net realized gains	(11.04)	(4.48)	—	—	—
Net asset value end of period	$ 64.81	$ 73.27	$ 65.97	$ 56.92	$ 44.16
Total Return (%)[b]	3.80[c]	18.46	15.90[c]	28.89	(3.54)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.41	2	3	4	5
Ratio of expenses before expense reductions (%)	2.17	1.97	1.98	1.97	1.96
Ratio of expenses after expense reductions (%)	1.90	1.97	1.95	1.97	1.96
Ratio of net investment income (loss) (%)	(.66)	(.87)	.05	(.59)	(.64)[d]
Portfolio turnover rate (%)	44	41	31	27	48

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.17% of average daily net assets for the year ended September 30, 2011.

	Years Ended September 30,
Class C	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 73.12	$ 65.72	$ 56.65	$43.86	$ 45.43
Income (loss) from investment operations: Net investment income (loss)[a]	(.37)	(.46)	.10	(.21)	(.20)[c]
Net realized and unrealized gain (loss)	3.03	12.34	9.01	13.00	(1.37)
Total from investment operations	2.66	11.88	9.11	12.79	(1.57)
Less distributions from: Net investment income	—	—	(.04)	—	—
Net realized gains	(11.04)	(4.48)	—	—	—
Total distributions	(11.04)	(4.48)	(.04)	—	—
Net asset value, end of period	$ 64.74	$ 73.12	$ 65.72	$ 56.65	$ 43.86
Total Return (%)[b]	3.95	18.70	16.07	29.16	(3.46)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	27	27	29	27
Ratio of expenses (%)	1.78	1.78	1.79	1.78	1.81
Ratio of net investment income (loss) (%)	(.53)	(.66)	.17	(.40)	(.49)[c]
Portfolio turnover rate (%)	44	41	31	27	48

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.17% of average daily net assets for the year ended September 30, 2011.

	Years Ended September 30,
Class R	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 78.80	$ 70.24	$ 60.62	$46.74	$ 48.14
Income (loss) from investment operations: Net investment income (loss)[a]	(.10)	(.20)	.34	.05	.02[b]
Net realized and unrealized gain (loss)	3.28	13.24	9.62	13.88	(1.42)
Total from investment operations	3.18	13.04	9.96	13.93	(1.40)
Less distributions from: Net investment income	—	—	(.34)	(.05)	—
Net realized gains	(11.04)	(4.48)	—	—	—
Total distributions	(11.04)	(4.48)	(.34)	(.05)	—
Net asset value, end of period	$ 70.94	$ 78.80	$ 70.24	$ 60.62	$ 46.74
Total Return (%)	4.35	19.18	16.54	29.81	(2.91)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	7	7	6	4
Ratio of expenses (%)	1.37	1.38	1.39	1.28	1.29
Ratio of net investment income (loss) (%)	(.13)	(.26)	.54	.09	.03[b]
Portfolio turnover rate (%)	44	41	31	27	48

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.17% of average daily net assets for the year ended September 30, 2011.

Class R6	Year Ended 9/30/15	Period Ended 9/30/14[a]
Selected Per Share Data
Net asset value, beginning of period	$ 79.89	$ 80.34
Income (loss) from investment operations: Net investment income (loss)[b]	.18	.08
Net realized and unrealized gain (loss)	3.40	(.53)
Total from investment operations	3.58	(.45)
Less distributions from: Net investment income	(.42)	—
Net realized gains	(11.04)	—
Total distributions	(11.46)	—
Net asset value, end of period	$ 72.01	$ 79.89
Total Return (%)	4.85	(.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	14	10
Ratio of expenses (%)	.77	.60*
Ratio of net investment income (loss) (%)	.25	1.02*
Portfolio turnover rate (%)	44	41[c]

[a] For the period from August 25, 2014 (commencement of operations) to September 30, 2014.

[b] Based on average shares outstanding during the period.

[c] Represents the Fund's portfolio turnover rate for the year ended September 30, 2014.

* Annualized

** Not annualized

	Years Ended September 30,
Class S	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 79.94	$ 71.12	$ 61.32	$ 47.29	$ 48.72
Income (loss) from investment operations: Net investment income (loss)[a]	.41	.30	.77	.35	.29[b]
Net realized and unrealized gain (loss)	3.30	13.41	9.69	14.00	(1.44)
Total from investment operations	3.71	13.71	10.46	14.35	(1.15)
Less distributions from: Net investment income	(.32)	(.41)	(.66)	(.32)	(.28)
Net realized gains	(11.04)	(4.48)	—	—	—
Total distributions	(11.36)	(4.89)	(.66)	(.32)	(.28)
Net asset value, end of period	$ 72.29	$ 79.94	$ 71.12	$ 61.32	$ 47.29
Total Return (%)	5.04	19.97	17.29	30.47	(2.43)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	693	716	649	624	542
Ratio of expenses (%)	.71	.72	.75	.76	.77
Ratio of net investment income (loss) (%)	.53	.40	1.20	.62	.55[b]
Portfolio turnover rate (%)	44	41	31	27	48

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.17% of average daily net assets for the year ended September 30, 2011.

	Years Ended September 30,
Institutional Class	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 79.89	$ 71.11	$ 61.32	$ 47.29	$ 48.73
Income (loss) from investment operations: Net investment income (loss)[a]	.42	.31	.79	.39	.33[b]
Net realized and unrealized gain (loss)	3.29	13.40	9.70	13.99	(1.44)
Total from investment operations	3.71	13.71	10.49	14.38	(1.11)
Less distributions from: Net investment income	(.32)	(.45)	(.70)	(.35)	(.33)
Net realized gains	(11.04)	(4.48)	—	—	—
Total distributions	(11.36)	(4.93)	(.70)	(.35)	(.33)
Net asset value, end of period	$ 72.24	$ 79.89	$ 71.11	$ 61.32	$ 47.29
Total Return (%)	5.05	19.98	17.34	30.58	(2.37)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	216	197	206	226	249
Ratio of expenses (%)	.70	.71	.70	.69	.70
Ratio of net investment income (loss) (%)	.54	.40	1.23	.70	.61[b]
Portfolio turnover rate (%)	44	41	31	27	48

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.17% of average daily net assets for the year ended September 30, 2011.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Capital Growth Fund (the "Fund") is a diversified series of Deutsche Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer; analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Prior to September 30, 2015, Brown Brothers Harriman & Co. served as security lending agent for the Fund. Effective September 30, 2015, Deutsche Bank AG serves as security lending agent to the Fund. The lending agent lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended September 30, 2015, the Fund invested the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the value reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 20,003,483
Undistributed long-term capital gains	$ 148,889,006
Net unrealized appreciation (depreciation) on investments	$ 442,879,569

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2015	2014
Distributions from ordinary income*	$ 23,304,241	$ 7,909,852
Distributions from long-term capital gains	$ 193,552,944	$ 88,750,211

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended September 30, 2015 purchases and sales of investment securities (excluding short-term investments) aggregated $710,008,836 and $797,875,709, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.495%
Next $750 million of such net assets	.465%
Next $1.5 billion of such net assets	.445%
Next $2.5 billion of such net assets	.425%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.375%
Next $2.5 billion of such net assets	.355%
Over $12.5 billion of such net assets	.335%

Accordingly, for the year ended September 30, 2015 the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.46% of the Fund's average daily net assets.

For the period from October 1, 2014 through September 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.15%
Class B	1.90%
Class C	1.90%
Class R	1.40%
Class R6	.90%
Class S	.90%
Institutional Class	.90%

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.17%
Class B	1.92%
Class C	1.92%
Class R	1.42%
Class R6	.92%
Class S	.92%
Institutional Class	.92%

For the year ended September 30, 2015, fees waived and/or expenses reimbursed for Class B are $2,872.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2015, the Administration Fee was $1,625,657, of which $129,067 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2015
Class A	$ 565,185	$ 91,102
Class B	5,743	818
Class C	25,769	3,797
Class R	8,809	1,525
Class R6	38	2
Class S	561,853	93,073
Institutional Class	7,792	1,324
	$ 1,175,189	$ 191,641

Distribution and Service Fees. Under the Fund's Class B, C and R 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, of average daily net assets of each of Class B and C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended September 30, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2015
Class B	$ 7,997	$ 283
Class C	216,376	18,053
Class R	18,014	1,400
	$ 242,387	$ 19,736

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2015	Annual Rate
Class A	$ 1,473,647	$ 242,158.23%
Class B	2,584	216.24%
Class C	72,213	12,701.25%
Class R	17,887	2,922.25%
	$ 1,566,331	$ 257,997

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2015 aggregated $34,435.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2015 the CDSC for Class B and C shares aggregated $385 and $415, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2015, DDI received $2,710 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $23,435, of which $7,497 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Effective September 30, 2015, Deutsche Bank AG serves as lending agent for the Fund. For the year ended September 30, 2015, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $6.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2015.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	618,226	$ 47,101,753	292,521	$ 21,889,329
Class B	426	30,423	141	9,762
Class C	107,453	7,295,397	33,490	2,287,633
Class R	17,086	1,272,854	17,308	1,284,512
Class R6	1,220	97,245	124*	10,000*
Class S	501,374	38,568,900	447,088	33,907,792
Institutional Class	491,041	37,296,130	280,093	21,133,708
		$ 131,662,702		$ 80,522,736
Shares issued to shareholders in reinvestment of distributions
Class A	1,147,704	$ 80,146,690	489,036	$ 35,303,521
Class B	3,232	205,704	2,916	196,081
Class C	46,931	2,980,571	19,136	1,282,125
Class R	13,045	905,096	4,991	359,309
Class R6	143	10,042	—	—
Class S	1,357,096	95,446,065	568,472	41,293,809
Institutional Class	380,032	26,708,622	150,359	10,916,076
		$ 206,402,790		$ 89,350,921
Shares redeemed
Class A	(1,300,083)	$ (98,393,512)	(1,230,036)	$ (92,534,886)
Class B	(23,649)	(1,663,398)	(26,061)	(1,817,539)
Class C	(92,145)	(6,297,444)	(89,089)	(6,190,158)
Class R	(26,884)	(1,987,533)	(30,263)	(2,249,841)
Class R6	(1,286)	(94,001)	—	—
Class S	(1,230,157)	(93,887,364)	(1,184,480)	(89,526,144)
Institutional Class	(357,725)	(27,406,143)	(861,570)	(64,835,023)
		$ (229,729,395)		$ (257,153,591)
Net increase (decrease)
Class A	465,847	$ 28,854,931	(448,479)	$ (35,342,036)
Class B	(19,991)	(1,427,271)	(23,004)	(1,611,696)
Class C	62,239	3,978,524	(36,463)	(2,620,400)
Class R	3,247	190,417	(7,964)	(606,020)
Class R6	77	13,286	124*	10,000*
Class S	628,313	40,127,601	(168,920)	(14,324,543)
Institutional Class	513,348	36,598,609	(431,118)	(32,785,239)
		$ 108,336,097		$ (87,279,934)

* For the period from August 25, 2014 (commencement of operations of Class R6) to September 30, 2014.

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Investment Trust and the Shareholders of Deutsche Capital Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Capital Growth Fund (the "Fund") at September 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts November 20, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2015 to September 30, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/15	$ 945.50	$ 941.00	$ 941.80	$ 943.60	$ 945.50	$ 946.70	$ 946.70
Expenses Paid per $1,000*	$ 4.73	$ 9.25	$ 8.57	$ 6.68	$ 4.58	$ 3.46	$ 3.46
Hypothetical 5% Fund Return	Class A	Class C	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/15	$ 1,020.21	$ 1,015.54	$ 1,016.24	$ 1,018.20	$ 1,020.36	$ 1,021.51	$ 1,021.51
Expenses Paid per $1,000*	$ 4.91	$ 9.60	$ 8.90	$ 6.93	$ 4.76	$ 3.60	$ 3.60

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class R6	Class S	Institutional Class
Deutsche Capital Growth Fund	.97%	1.90%	1.76%	1.37%	.94%	.71%	.71%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid distributions of $10.06 per share from net long-term capital gains during its year ended September 30, 2015.

For corporate shareholders, 81% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended September 30, 2015, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $22,005,000, or the maximum amount allowable under tax law, as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $163,980,000 as capital gain dividends for its year ended September 30, 2015.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Capital Growth Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board also considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	108	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	108	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	108	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	108	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	108	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	108	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	108	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	108	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	108	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	108	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	108	—
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SDGAX	SDGBX	SDGCX	SCGSX	SDGTX
CUSIP Number	25157M 109	25157M 208	25157M 307	25157M 406	25157M 760
Fund Number	498	698	798	2398	564
For shareholders of Class R and Class R6
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
	Class R	Class R6
Nasdaq Symbol	SDGRX	SDGZX
CUSIP Number	25157M 851	25157M 620
Fund Number	1508	1698

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DCGF-2
(R-024414-5 11/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche capital growth fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$67,515	$0	$0	$0
2014	$66,175	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$0	$30,661	$0	$30,661
2014	$0	$63,439	$0	$63,439

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Capital Growth Fund, a series of Deutsche Investment Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 27, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 27, 2015